Exhibit 99.10

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 December, 2000
           Series 2000-05, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of April 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %                7.677179
                                                      ------------------------
     Weighted average maturity                                         166.14
                                                      ------------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                           Principal
         Principal Per  Prepayments Per  Interest Per
   Class  Certificate     Certificate     Certificate    Payout Rate
   -----  -----------     -----------     -----------    -----------
     PO  $ 22.07399695  $  18.54297113  $   0.00000000   %0.00000000
     A   $  9.88140242  $   6.64978577  $   5.73280041   %7.25000003
     S   $  0.00000000  $   0.00000000  $   0.31667176   %0.40010540
     M   $  3.32838356  $   0.00000000  $   5.90446575   %7.24999939
     B1  $  3.32837838  $   0.00000000  $   5.90445946   %7.24999164
     B2  $  3.32839895  $   0.00000000  $   5.90446194   %7.24999467
     B3  $  3.32838202  $   0.00000000  $   5.90447191   %7.25000694
     B4  $  3.32838583  $   0.00000000  $   5.90444882   %7.24997846
     B5  $  3.32839799  $   0.00000000  $   5.90444486   %7.24997384
     R   $  0.00000000  $   0.00000000  $   0.00000000   %0.00000000

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
        1.
                          Accrual Amount
     Class
     N/A               $       N/A

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       26,872.68
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:          $  119,306,590.29
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:                 427
                                                                 ---------------
      3.
      Beginning Aggregate Class   Ending Aggregate        Ending
        Certificate Principal    Class Certificate  Single Certificate
Class          Balance           Principal Balance        Balance        Cusip
-----          -------           -----------------        -------        -----
PO    $            1,768,923.61  $    1,727,298.26  $          915.99  GEC0005PO
A     $          115,691,865.40  $  114,487,075.42  $          939.00  36157NFW9
S     $           81,859,140.77  $   81,071,201.34  $          940.62  GEC00005S
M     $            1,426,844.81  $    1,421,985.37  $          973.96  36157NFY5
B1    $              433,917.19  $      432,439.39  $          973.96  36157NFZ2
B2    $              372,347.86  $      371,079.74  $          973.96  36157NGA6
B3    $              434,894.48  $      433,413.35  $          973.96  36158GHY7
B4    $              248,231.91  $      247,386.50  $          973.96  36158GHZ4
B5    $              186,546.88  $      185,911.55  $          973.96  36158GJA7
R     $                    0.00  $            0.00  $            0.00  36157NFX7

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number            3        Principal Balance     $      926,515.65
                               --------                             ------------
        2.   60-89 days
             Number            0        Principal Balance     $            0.00
                               --------                             ------------
        3.   90 days or more
             Number            0        Principal Balance     $            0.00
                               --------                             ------------
        4.   In Foreclosure
             Number            0        Principal Balance     $            0.00
                               --------                             ------------
        5.   Real Estate Owned
             Number            0        Principal Balance     $            0.00
                               --------                             ------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $           0.00
                                                                   ------------

E.      Other Information:

        1.    Special Hazard Loss Amount:                     $    2,990,940.00
                                                                 ---------------

        2.    Bankruptcy Loss Amount:                         $      100,000.00
                                                                 ---------------

        3.    Fraud Loss Amount:                              $    1,269,857.00
                                                                 ---------------

        4.    Certificate Interest Rate of the Class S Certificate:% 0.00000000
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